Exhibit 10.6
Certain confidential portions of this exhibit have been omitted and replaced with “[***].” Such identified information has been excluded from this exhibit because it (i) is not material and (ii) is the type of information that the registrant treats as private and confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	14
2. AMENDMENT/MODIFICATION NO. P00024	3. EFFECTIVE DATE 30-JUN-2022	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013	DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONT RACT OR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICIT AT ION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONT RACT /ORDER NO. W911QY20C0100
		X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILIT Y CODE
11. T HIS ITEM ONLY APPLIES TO AMENDMENT S OF SOLICIT AT IONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegramwhich includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegramor letter, provided each telegramor letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNT ING AND APPROPRIAT ION DAT A (If required) See Schedule
13. T HIS ITEM APPLIES ONLY TO MODIFICAT IONS OF CONT RACT S/ORDERS. IT MODIFIES T HE CONT RACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. T HIS CHANGE ORDER IS ISSUED PURSUANT T O: (Specify authority) T HE CHANGES SET FORT H IN ITEM 14 ARE MADE IN T HE CONT RACT ORDER NO. IN ITEM 10A.

B. T HE ABOVE NUMBERED CONT RACT /ORDER IS MODIFIED TO REFLECT T HE ADMINIST RAT IVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORT H IN ITEM 14, PURSUANT TO T HE AUT HORIT Y OF FAR 43.103(B).

X	C. T HIS SUPPLEMENT AL AGREEMENT IS ENT ERED INT O PURSUANT TO AUT HORIT Y OF: FAR 43.103(a)(3), Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORT ANT: Contractor is not, X is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPT ION OF AMENDMENT /MODIFICAT ION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [***]		16A. NAME AND TITLE OF CONT RACT ING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONT RACT OR/OFFEROR [***] (Signature of person authorized to sign)	15C. DATE SIGNED 6/30/2022	16B. UNIT ED ST AT ES OF AMERICA By: [***] (Signature of Contracting Officer)		16C. DATE SIGNED 30-JUN-2022

EXCEPT ION TO SF 30
APPROVED BY OIRM 11-84
30-105-04
ST ANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:
P00024

OBLIGATION AMOUNT: $4,846,475.52

a.The purpose of this modification (P00024) is to:

(1)Create and fund CLIN 0007 for the extension of VMI storage and distribution

(2)Update the Statement of Work (SOW) to reflect an extension to Vendor Managed Inventory (VMI) storage and the organization change from Operation Warp Speed (OWS) to HHS Coordination Operations and Response Element (HCORE). Government acknowledges product expiry is currently being evaluated and agree fee for destruction of expired product will be negotiated prior to disposal.

(3)Update FAR 52.217-9(c): contract not to exceed [***]

b.This modification was requested by the program office to meet the Government’s COVID-19 National Response Strategy.

c.The total value contract has increased by $4,846,475.52 from $8,218,794,804.60 to $8,223,641,280.12. The total funded amount has increased by $4,846,475.52 from $8,182,294,804.60 to $8,187,141,280.12.

All other terms and conditions remain unchanged.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $4,846,475.52 from $8,218,794,804.60 to $8,223,641,280.12.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0007 is added as follows:

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		12	Months	$403,872.96	$4,846,475.52

VMI and Distribution Extension
FFP
a. The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F.
FOB: Destination
PURCHASE REQUEST NUMBER: 0011814533
PSC CD: 6505

				NET AMT	$4,846,475.52
					$4,846,475.52
	ACRN AP CIN: GFEBS001181453300001

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:

STATEMENT OF WORK
LARGE SCALE PRODUCTION OF SARS‐CoV‐2 VACCINE

C.1SCOPE. The Department of Defense and Health and Human Services (HHS) require large scale manufacturing of vaccine doses in support of the national emergency response to the Coronavirus Disease 2019 (COVID‐19) for the United States Government (USG) and the US population.

C.1.1Background. In December 2019, a novel coronavirus now known as SARS‐CoV‐2 was first detected in Wuhan, Hubei Province, People’s Republic of China, causing outbreaks of the coronavirus disease COVID‐19 that has now spread globally. The Secretary of Health and Human Service declared a public health emergency on January 31, 2020, under section 319 of the Public Health Service Act (42 U.S.C. 247d), in response to COVID‐19. On March 1, 2020, the President of the United States, pursuant to sections 01 and 301 of the National Emergencies Act (50 U.S.C. 1601 et seq.) and consistent with section 1135 of the Social Security Act (SSA), as amended (42 U.S.C. 1320b‐5), proclaimed that the COVID‐19 outbreak in the United States constitutes a national emergency.

C.1.1.1Under HHS Coordination Operations and Response Element (HCORE) (formerly Operation Warp Speed (OWS)), the Department of Defense and HHS are leading a whole of nation effort to ensure development of promising vaccine, diagnostic and therapeutic candidates and ensure that these medical countermeasures are available in the quantities required to reduce SARS‐CoV‐2 transmission, identify prior and/or current infection, and improve patient care, thereby mitigating the impact of COVID‐19 on the nation and its people. The DoD Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO‐CBRD) is providing expertise and contracting support to HHS, in compliance with PL 115‐92 Authorization Letter for DoD Medical Priorities, through an Interagency Agreement, signed April 23, 2020. As HCORE (formerly OWS) products progress to clinical trials to evaluate the safety and efficacy of vaccines and therapeutics, it is critical that, in parallel, the

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USG supports large scale manufacturing so that vaccine doses or therapeutic treatment courses are immediately available for nationwide access as soon as a positive efficacy signal is obtained and the medical countermeasures are authorized for widespread use.

C.1.2Objective: The objective of this effort is to obtain the following:

a.Base Period: Large scale manufacturing of 100 million vaccine doses
b.Option Period 1: Large scale manufacturing of 100 million vaccine doses
c.Option Period 2: Large scale manufacturing of 100 million vaccine doses
d.Option Period 3: Large scale manufacturing of 100 million vaccine doses
e.Option Period 4: Large scale manufacturing of 100 million vaccine doses

The Base Period is 9 months, with overlapping options for a total of 20 months if all options are exercised.

C.1.3Consistent with the Updated EUA Fact Sheet for Healthcare Providers Administering Vaccine (Vaccination Providers) dated 01 April 2021, up to 15 doses may be extracted from Moderna’s newly authorized multidose vials with 8.0mL fill volume (1600mcg). The Government and Moderna agree that 15 doses per vial are only attainable using premium low dead volume (LDV) syringes, which are in short supply globally. Utilizing initial ancillary equipment, vaccine administration personnel can reliably extract 13 doses from these vials; however, the Government has identified needle/syringe combinations that can be used to extract 14 doses.

C.1.3.1Given the two parties’ shared interest in reducing vaccine waste and accelerating the availability of Moderna’s SARS‐CoV‐2 vaccine doses, the Government and Moderna intend that the Moderna vaccines doses be administered with needles and syringes compatible with extraction of 14 doses when possible. Toward this end, the Government shall maintain a list of syringe and/or needle combinations which will allow extraction of 14 doses per 8.0mL vial, which list shall be updated jointly by the Government and Moderna as any additional syringe and/or needle combinations compatible with extraction of 14 doses/vial are identified. Furthermore, the Government will, to the extent that appropriate needles and syringes are available, assemble and ship kits containing sufficient quantities of syringes and needles compatible with extraction of 14 doses per vial (Kit Moderna 140) with Moderna’s SARS‐CoV‐2 vaccine. The Government expects that these kits will be available beginning 01 May 2021 for a significant portion of Moderna’s remaining deliveries. If, however, appropriate syringes and needles are not available, the Government will revert to shipping the Kit Moderna 130 with Moderna’s SARS‐CoV‐2 vaccine.

C.2APPLICABLE DOCUMENTS.

C.2.1Federal Documents:

C.2.1.1Title 21 Code of Federal Regulations (CFR), Food and Drugs: Part 210, Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General; and, Part 211, Current Good Manufacturing Practice In Manufacturing, Processing, Packing, or Holding of Drugs; General. (https://www.ecfr.gov/cgi‐bin/text‐ idx?SID=a95cab20f443897a400bb7e44a27cf4c&mc=true&tpl=/ecfrbrowse/Title21/21cfrv4_02.tpl#0)

C.3REQUIREMENTS. Independently, and not as an agent of the USG, in accordance with the Proposal submitted by Moderna US, Inc. in response to Solicitation Number W911QY20R0043, Titled, “Advanced Procurement of mRNA‐1273 Vaccine for Prevention of SARS‐CoV‐2 Coronavirus (COVID‐19)”), dated July 10, 2020 (and any subsequent USG‐approved revisions thereto), the contractor shall provide all necessary services, qualified personnel, material, equipment and facilities (not otherwise provided by the USG under the terms of this contract) to perform the specific tasks set forth below.

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C.3.1Contract Line Item Number (CLIN) 0001 ‐ Base Period: Large Scale Manufacturing of 100 Million Vaccine Doses.

C.3.1.1The contractor shall complete all scope required for the production, release and delivery use of 100 million Final Drug Product (FDP) doses of a SARS‐CoV‐2 mRNA‐1273 vaccine. This shall include, the following tasks and other activities reasonably contemplated by such task:

C.3.1.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 120month shelf‐life, subject to FDA confirmation of the assigned shelf‐life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.

C.3.1.1.2cGMP manufacturing of 100 million doses fully compliant with 21 CFR 210 and 211.

C.3.1.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate.

C.3.1.1.4Coordinating with FDA to establish an approved commercial vial label, carton and packaging insert (printed or electronic).

C.3.1.1.5Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581‐585 of PL 113‐54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA, including “Exemption from Certain Product Tracing and Product Identification Requirements Under Section 582 of the FD&C Act” (April 2020).

C.3.1.1.6In coordination with the USG, the contractor shall conduct a demonstration of the vaccine shipping process prior to the first delivery of FDP doses at a time mutually agreed to by the contractor and the USG. Moderna shall provide specifications and details associated with the shipping process and containers (IAW CDRL A005) to enable the USG to adequately plan and prepare for potential distribution of the vaccine.

C.3.1.1.7Following release of product the contractor shall, promptly deliver product to the designated delivery site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. In the unforeseen event that a designated delivery site cannot receive product and the contractor provides storage beyond 20 days of product release, the contract will be subject to modification for acceptance purposes.

C.3.1.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.

C.3.1.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.

C.3.1.2.2FDA Audits. The Contractor shall notify the Contracting Officer and Contracting Officer’s Representative (COR) within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide

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the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.

C.3.1.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

C.3.2CLIN 1001 ‐ Option Period 1: Large Scale Manufacturing of 100 Million Vaccine Doses.

C.3.2.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS‐CoV‐2 mRNA‐1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:

C.3.2.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-mont shelf‐life, subject to FDA confirmation of the assigned shelf‐life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.

C.3.2.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.2.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated.

C.3.2.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581‐585 of PL 113‐54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.2.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.

C.3.2.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.

C.3.2.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.

C.3.2.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.

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C.3.2.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

C.3.3CLIN 2001 ‐ Option Period 2: Large Scale Manufacturing of 100 Million Vaccine Doses.

C.3.3.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS‐CoV‐2 mRNA‐1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:

C.3.3.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf‐life, subject to FDA confirmation of the assigned shelf‐life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.

C.3.3.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.3.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate.

C.3.3.1.4Ensuring that the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581‐585 of PL 113‐54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.3.1.5Following release the contractor shall deliver product to the nearest designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.

C.3.3.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.

C.3.3.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.

C.3.3.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.

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C.3.3.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

C.3.4CLIN 3001 ‐ Option Period 3: Large Scale Manufacturing of 100 Million Vaccine Doses.

C.3.4.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS‐CoV‐2 mRNA‐1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:

C.3.4.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract per C.7 for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf‐life, subject to FDA confirmation of the assigned shelf‐life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.

C.3.4.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.4.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated.

C.3.4.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581‐585 of PL 113‐54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.4.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.

C.3.4.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.

C.3.4.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.

C.3.4.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.

C.3.4.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding mRNA‐1273 for the following, but not limited to:

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FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

C.3.5CLIN 4001 ‐ Option Period 4: Large Scale Manufacturing of 100 Million Vaccine Doses.

C.3.5.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS‐CoV‐2 mRNA‐1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:

C.3.5.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract per C.7 for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf‐life, subject to FDA confirmation of the assigned shelf‐life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.

C.3.5.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.5.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated.

C.3.5.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581‐585 of PL 113‐54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.

C.3.5.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.

C.3.5.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.

C.3.5.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.

C.3.5.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.

C.3.5.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

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C.4CLIN 0002: Data Deliverables. The contractor shall provide the following in accordance with the Contract Data Requirements List (CDRL), DD Forms 1423, provided at Appendix A.

C.4.1Monthly Inventory Report (CDRL A003), detailing at a minimum, raw materials, formulated LNPs, and the fill, finish, and released product.

C.4.2Quality Management Plan. The contractor shall provide a Quality Management Plan, in accordance with CDRL A004, describing the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior management responsibility, resource management, lifecycle management, and quality management system evaluation.

C.4.3Shipping Documentation (CDRL A005) for all Finished Drug Product (FDP) transferring from the contractor’s fill/finish facility to a USG facility. The contractor shall obtain concurrence on planned shipment protocols prior to transport.

C.4.4Expiring Items Report (CDRL A006) for all FDP in the USG’s possession.

C.4.5Key Personnel Listing (CDRL A007).

C.4.6Monthly Technical Progress Report (CDRL A008), to include an Integrated Master Schedule, identifying key activities and contract status.

C.4.7Final Technical Report (CDRL A009), documenting the work performed and results obtained for the entire contract period of performance.

C.4.8Supply Chain Resiliency Plan (SCRP). The contractor shall provide, in accordance with CDRL A010 and CDRL Attachment 0001, a comprehensive SCRP that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work‐in‐process through to finished goods, and key equipment suppliers and their locations, including addresses, points of contact, and work performed per location, to include subcontractors.

C.4.9Risk Management Plan (RMP). The Contractor shall provide an RMP in accordance with CDRL A011 that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan shall include risk mitigation strategies. Each risk mitigation strategy shall capture how the corrective action will reduce impacts on cost, schedule and performance. The following RMP information shall be included in the Monthly Technical Progress Report (CDRL A008).

Risk Register content:
a.Manuf/FF-risks or possible delays. If none N/A
b.Supply chain – same as above
c.Distribution challenges – same as above
d.Regulatory – same as above

C.4.10Manufacturing Reports and Dose Tracking. The Contractor shall provide, in accordance with CDRL A013, manufacturing reports and manufacturing dose tracking projections and actuals utilizing the USG‐provided “COVID‐19 Dose Tracking Template” (CDRL Attachment 0003).

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C.4.11Product Acceptance Report (for each lot of Drug Product). The contractor shall provide, in accordance with CDRL A014, pictures of the drug product with lot number, drug product lot tree, list of associated deviations (from drug substance and product), and a Certificate of Analysis.

C.4.12Incident Report. The contractor shall communicate to BARDA and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule and/or cost and/or performance in accordance with CDRL A016. “Significant” is frequently defined as a 10% or greater cost or schedule variance within a control account, but should be confirmed in consultation with the COR. Incidents that present liability to the project even without cost/schedule impact, such as breach of GCP during a clinical study, shall also be reported.

C.4.13FDA Correspondence. The contractor shall provide any correspondence between Contractor and FDA relevant to the scope of this contract and submit in accordance with CDRL A017.

C.4.14Press Releases. The contractor shall accurately and factually represent the work conducted under this contract in all press releases. The contractor shall provide an advance copy of any press release in accordance with CDRL A018.

C.4.15Manufacturing Development Plan. The contractor shall provide a Manufacturing Development Plan, in accordance with CDRL A025, describing the manufacturing process for the drug/biologic product to ensure conformity with §501(a)(2)(B) of the Food, Drug, and Cosmetics Act (FD&C Act, Title 21 United States Code (USC)
§351 (a)(2)(B)), regarding good manufacturing practices (GMP).

C.5Administration.

C.5.1Post Award Teleconference. The contractor shall host a Post Award Teleconference within 15 calendar days after contract award.

C.5.1.1The contractor shall provide an Agenda, IAW CDRL A020, detailing the planned activities for the subsequent 30 calendar days and shall discuss agenda items for the Post Award Kickoff Meeting.

C.5.1.2The contractor shall provide Meeting Minutes IAW CDRL A021.

C.5.2Post Award Kickoff Meeting. The contracting officer may request the contractor host a contract Kick‐Off Meeting within 30 calendar days after contract award via teleconference. The contracting officer shall establish the date and time of the conference and prepare the agenda to include discussion on contract activities and schedule.

C.5.3Bi‐Weekly Teleconference. The contractor shall participate in bi‐weekly teleconferences (or more frequent meetings required by the USG if warranted based on contract activities) to discuss performance on the contract.

C.5.4The contractor shall provide an Agenda, IAW CDRL A020; Meeting Minutes in accordance with CDRL A021; and, Presentation Material in accordance with CDRL A022 for each of the aforementioned teleconferences or meetings throughout the contract period of performance.

C.5.5Daily “Check‐In”. The contractor shall participate in a daily “check‐in” (via teleconference or email) to address key cost, schedule and technical updates. Daily updates may be shared with senior USG leaders during the COVID‐ 19 response and should be provided on a non‐confidential basis, unless the update includes confidential information in which case, the contractor shall provide the update in both confidential and non‐confidential formats. Daily check‐ins may occur on weekdays, excluding federal holidays. Upon request of the USG, check‐ins may also occur on weekends and on federal holidays, provided at least 24 hours’ notice.

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C.6Security.

C.6.1Access and General Protection/Security Policy and Procedures. The contractor shall provide all information required for background checks necessary to access critical information related to HCORE, and to meet USG installation access requirements to be accomplished by the installation Director of Emergency Services or Security Office. The contractor employees shall comply with all personnel identity verification requirements as directed by the USG and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of HCORE change the USG may require changes in the contractor’s security matters or processes. In addition to the industry standards for employment background checks, the contractor shall be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States USG.

C.6.2Security Program and Plan. The contractor shall implement a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the USG’s requirement. The contractor’s security practices and procedures shall be detailed in a Security Plan, in accordance with CDRL A019, and shall demonstrate how the contractor shall meet and adhere to the security requirements outlined in CDRL Attachment 0002. This plan shall be delivered to the USG within 45 days of award, and the USG will review in detail and submit comments within ten (10) business days to the Contracting Officer (CO) to be forwarded to the Contractor. The Contractor shall review the Security Plan comments, and submit a final Security Plan to the U.S. USG within thirty (30) calendar days after receipt of the comments. The Security Plan shall include a timeline for compliance of all the required security measures outlined in CDRL Attachment 0002.

C.6.3Operational Security (OPSEC). The contractor shall develop and submit an OPSEC Standard Operating Procedure (SOP)/Plan IAW CDRL A024. The contractor shall identify in the SOP/Plan critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it.

C.7Vendor Managed Inventory (VMI). The Contractor shall provide the capability to store the vaccine until 30 June 2023 to support storage for product delivered for Options 3 and 4. This request for up to 100M doses, will require up to [***] pallets of storage of [***] and [***].The requirement is up to 100M doses of mRNA‐ 1273 vaccine, in accordance with product labeling and requirements for each product type. The contractor shall, in accordance with paragraph C.3.1.1.6, ensure the product storage of FDP doses for up to 12 months prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. [***]. The contractor shall store the product to ensure product quality with audible alarms and contacting. The contractor shall notify the USG within [***] of detection of an incident with the potential to impact product quality and implement corrective actions to mitigate the incident. BARDA/JPEO‐ CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. The contractor shall notify the USG of Corrective/Preventive actions within [***] of detection of an incident with potential to impacts product quality. BARDA/JPEO‐CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary.

C.7.1The USG will provide the contractor advance notice of the required delivery locations for the vaccine. The contractor shall ship mRNA‐1273 vaccines to designated locations [***] in the United States. The contractor shall be responsible for shipment of all vaccine product whether acceptance is conducted at origin or destination. [***].

C.7.2The vaccine product shall be shipped and tracked by the distribution vendor’s shipping tracking number, to the USG‐designated sites within the continental United States.

C.7.3[***]. Implementation of a Vendor Managed Inventory Plan/SOP

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(CDRL A012) shall be provided to the USG. [***]. Notwithstanding either of the foregoing sentences, the contractor shall not be liable for loss of or damage to supplies caused by the negligence of officers, agents, or employees of the USG acting within the scope of their employment.

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0007:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule for CLIN 0007 has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	ODAAC / CAGE
POP 01-JUL-2022 TO 30-JUN-2023	N/A	N/A FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $4,846,475.52 from $8,182,294,804.60 to $8,187,141,280.12.

CLIN 0007:
Funding on CLIN 0007 is initiated as follows:
ACRN: AP

CIN: GFEBS001181453300001

Acctng Data: 0212021202220400000665654260    S.0074658.5.44    6100.0152021001

Increase: $4,846,475.52

Total: $4,846,475.52

Cost Code: A5XAH

SECTION I - CONTRACT CLAUSES

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The following have been modified:

52.217-9    OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a)The Government may extend the term of this contract by written notice to the Contractor within [***] for; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least [***] for Options 1 and 2, [***] for Option 3 and 4 before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c)The total duration of this contract, including the exercise of any options under this clause, shall not exceed [***].

(End of clause)

(End of Summary of Changes)